UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A . 77056 (address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 24, 2025, Olivier Le Peuch, CEO of SLB, addressed the J.P. Morgan Energy, Power & Renewables Conference in New York, New York, where he discussed in a fireside chat, among other things, SLB’s operational update for the second quarter 2025. Mr. Le Peuch’s discussion included the following statement:

“Looking broadly across the energy markets, there has been a lot of uncertainty this quarter, including OPEC+ announcements, tariff negotiations, and geopolitical escalations.

“In this environment, the actual activity mix has diverged slightly from the assumptions we used to plan the quarter. This was most notable in Saudi Arabia, where activity has declined ahead of our expectations with several additional rigs being demobilized and Jafurah unconventional activity taking a slight pause ahead of new tender results. Additionally, we continue to see lower short-cycle activity in Latin America. These declines are offset by pockets of growth across Middle East and North Africa.

“Barring any impact to activity in the Persian Gulf from the conflict, we still expect second-quarter revenue to be flattish sequentially. However, the unfavorable geographical activity mix is impacting margins, and we now expect company-wide EBITDA, in dollar terms, to also be flat sequentially, slightly down from the expectation shared during the first-quarter earnings call. This impact is most notable in our Well Construction division, while margins in Production Systems, Reservoir Performance, and Digital and Integration remain resilient.

“Our commitment to returning a minimum of $4 billion to shareholders in 2025 is unchanged.

“Looking ahead, we will provide updated guidance for the second half of the year during our second quarter earnings call in a few weeks.”

The second-quarter operational update is further summarized in the attached slides furnished as Exhibit 99 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-looking Statements

This Form 8-K and the presentation furnished as Exhibit 99 hereto, as well as other statements we make, contain “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “precursor,” “forecast,” “outlook,” “expectations,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “scheduled,” “think,” “should,” “could,” “would,” “will,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about our financial and performance targets and other forecasts or expectations regarding, or dependent on, our business outlook; growth for SLB as a whole and for each of its Divisions (and for specified business lines, geographic areas, or technologies within each Division); oil and natural gas demand and production growth; oil and natural gas prices; forecasts or expectations regarding energy transition and global climate change; improvements in operating procedures and technology; capital expenditures by SLB and the oil and gas industry; our business strategies, including digital and “fit for basin,” as well as the strategies of our customers; our capital allocation plans, including dividend plans and share repurchase programs; our APS projects, joint ventures, and other alliances; the impact of ongoing or escalating conflicts on global energy supply; access to raw materials; future global economic and geopolitical conditions; future liquidity, including free cash flow; and future results of operations, such as margin levels. These statements are subject to risks and uncertainties, including, but not limited to, changing global economic and geopolitical conditions; changes in exploration and production spending by our customers, and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of our customers and suppliers; the inability to achieve our financial and performance targets and other forecasts and expectations; the inability to achieve our net-zero carbon emissions goals or interim emissions reduction goals; general economic, geopolitical, and business conditions in key regions of the world; foreign currency risk; inflation; changes in monetary policy by governments; tariffs; pricing pressure; weather and seasonal factors;

unfavorable effects of health pandemics; availability and cost of raw materials; operational modifications, delays, or cancellations; challenges in our supply chain; production declines; the extent of future charges; the inability to recognize efficiencies and other intended benefits from our business strategies and initiatives, such as digital or new energy, as well as our cost reduction strategies; changes in government regulations and regulatory requirements, including those related to offshore oil and gas exploration, radioactive sources, explosives, chemicals, and climate-related initiatives; the inability of technology to meet new challenges in exploration; the competitiveness of alternative energy sources or product substitutes; and other risks and uncertainties detailed in this Form 8-K and the presentation furnished hereto and our most recent Forms 10-K, 10-Q, and 8-K filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this Form 8-K and the presentation furnished hereto are made as of the date hereof, and SLB disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

This Form 8-K and the presentation furnished hereto include non-GAAP financial measures, including adjusted EBITDA, referred to in Item 7.01 as “EBITDA”. SLB is not able to provide reconciliations of forward-looking presentations of non-GAAP financial measures to GAAP measures because these measures are not determinable without unreasonable efforts due to the inherent difficulty and unpredictability in forecasting and quantifying certain amounts that would be necessary for such reconciliations, which amounts could be significant. Adjusted EBITDA represents income (loss) before taxes excluding charges and credits, depreciation and amortization, interest expense, and interest income. Management believes that the exclusion of charges and credits from adjusted EBITDA enables it to evaluate more effectively SLB’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K.

99	Second-Quarter 2025 Operational Update.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Dianne B. Ralston
Dianne B. Ralston
Chief Legal Officer and Secretary

Date: June 24, 2025